1994 STOCK OPTION PLAN OF

                                             MENDOCINO PARTNERS, INC.


            Mendocino Partners, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), hereby adopts this 1994 Stock Option Plan (the "Plan"). The purposes of this Plan are as follows:

            (1) To further the growth, development, and financial success of the Company by providing additional Incentives to its Directors, Officers, Employees and advisors, and employees of companies who do business with the Company by assisting them to become owners of capital stock of the Company and thus permitting them to benefit directly from its growth, development, and financial success.

            (2) To enable the Company to obtain and retain the services of the type of directors, officers, employees and advisors considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of capital stock of the Company under options, Including options that are intended to qualify as "Incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended.


                                                     ARTICLE I

                                                    DEFINITIONS

            Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall Include the feminine and neuter, and the singular shall Include the plural, where the context so indicates.

            "AO Option" shall mean an Accelerated Ownership Non-Qualified Stock Option granted in accordance with Section 4.5 hereof.

            "Board" shall mean the Board of Directors of the Company.

            "Code" shall mean the Internal Revenue Code of 1986, as amended.

            "Committee" shall mean the Stock Option Committee of the Board, appointed as provided in Section 6.1.

            "Companion Grant" shall have the definition set forth in Section
 4.9 hereof.

            "Company" shall mean Mendocino Partners, Inc.. In addition, "Company" shall mean any corporation assuming, or issuing new employee stock options in substitution for, Options outstanding under the Plan, in a transaction to which Section 425(a) of the Code applies.

            "Director" shall mean a member of the Board.

            "Employee" shall mean any employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the
Code) of the Company, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan, and (except for Incentive Stock Options), consultants or employees of companies who do business with the Company.

            "Incentive  Stock Option" shall mean an Option which qualifies under
Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

            "Non-Qualified Option" shall mean an Option which is not an Incentive Stock Option and which is designated as a Non-Qualified Option by the Committee.



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            "Officer" shall mean an officer of the Company.

            "Option" shall mean an option to purchase capital stock of the Company granted under the Plan.
"Options" Includes both Incentive Stock Options and Non-Qualified Options.

            "Optionee" shall mean a Director, Officer, or Employee to whom an Option is granted under the Plan.

            "Plan" shall mean this 1994 Stock Option Plan of the Company.

            "Restricted Stock" shall mean common stock of the Company granted under the conditions set forth in Section 4.10.

            "Secretary" shall mean the Secretary of the Company.

            "Securities Act" shall mean the Securities Act of 1933, as amended.

            "Termination of Employment" shall mean the time when the employee-employer relationship or directorship between the Optionee and the Company is terminated for any reason, with or without cause, Including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous reemployment by the Company. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, Including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of
Section 422(a)(2) of the Code and the then applicable Regulations and Revenue Rulings under said Section.


                                                    ARTICLE II

                                              SHARES SUBJECT TO PLAN

Section 2.1 - Shares Subject to Plan

                The shares of stock subject to Options shall be shares of the Company's par value $.001 Common Stock. The aggregate number of such shares which may be issued upon exercise of Options or as Restricted Stock shall not exceed 2,000,000.

Section 2.2 - Limitation on Incentive Stock Option Grants

                Subject to the overall limitations of Section 2.1, the aggregate fair market value (determined as of the time the option is granted) of stock with respect to which "Incentive stock options" (within the meaning of Section 422 of the Code) are exercisable for the first time by any Director, Officer or Employee in any calendar year (under the Plan and all other Incentive stock option plans of the Company) shall not exceed $100,000.

Section 2.3 - Unexercised Options

                If any Option expires or is canceled without having been fully exercised, or is forfeited under the terms of a Restricted Stock grant, the number of shares subject to such Option or grant but as to which such Option was not exercised prior to its expiration or cancellation or shares which were forfeited may again be optioned or granted hereunder, subject to the limitations of Sections 2.1 and 2.2.

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Section 2.4 - Changes in Company's Shares

                In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, appropriate adjustments shall be made by the Committee in the number and kind of shares for the purchase of which Options may be granted, Including adjustments of the limitations in Sections 2.1 and 2.2 on the maximum number and kind of shares which may be issued on exercise of Options or Restricted Stock which may be issued.


                                                    ARTICLE III

                                                GRANTING OF OPTIONS

Section 3.1 - Eligibility

                Any Director, Officer, advisor or Employee of the Company or employee of a company that does business with the Company shall be eligible to be granted Options, except as provided in Sections 3.2 and 6.4(a). However, no Incentive Stock Option shall be granted to any Director or other person who is not an Employee of the Company.

Section 3.2 - Qualification of Incentive Stock Options

                No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "Incentive stock option" under Section 422 of the Code.

Section 3.3 - Granting of Options

                (a) The Committee shall from time to time, in its absolute discretion:

                       (i) Determine which individuals are Directors,  Officers,
                or Employees or advisors or employees of persons with whom the Company does business and select from among those persons (Including those to whom Options have been previously granted under the Plan) such of them as in its opinion should be granted Options; and

                       (ii) Determine the number of shares to be subject to such
                Options granted to such selected persons, and determine whether such Options are to be Incentive Stock Options or Non-Qualified Options, whether stock appreciation rights should be granted for all or part of the Options granted, and, if Non-Qualified Options, whether such options are AO Options; and

                       (iii) Determine the terms and conditions of such Options, consistent with the Plan.

                (b) Upon the selection of a Director, Officer, Employee or other person to be granted an Option, the Committee shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition to the grant of a Non-Qualified Option that the Optionee surrender for cancellation some or all of the unexercised Non-Qualified Options which have been previously granted to him. A Non-Qualified Option the grant of which is conditioned upon such surrender may have an option price lower (or higher) than the option price of the surrendered Non-Qualified Option, may cover the same (or a lesser or greater) number of shares as the surrendered Non-Qualified Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, option period, or any other term or condition of the surrendered Non-Qualified Option.

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                                                    ARTICLE IV

                                                 TERMS OF OPTIONS

Section 4.1 - Option Agreement

                Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as "Incentive stock options" under Section 422 of the Code.

Section 4.2 - Option Price

                (a) The price of the shares subject to each Option shall be set by the Committee; provided, however, that the price per share of shares subject to an Incentive Stock Option shall be not less than 100% of the fair market value of such shares on the date such Option is granted, or 110% of the fair market value of the Optionee holds 10% or more of the Company's Common Stock, and that the price per share of shares subject to a Non-Qualified Option shall not be less than 85% of the fair market value of such shares on the date such Option is granted.

                (b) For purposes of the Plan, the fair market value of a share of the Company's stock as of a given date shall be: (i) the closing price of a share of the Company's stock on the principal exchange on which shares of the Company's stock are then trading, if any, on such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the stock on such date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock on such date as determined in good faith by the Committee; or (iv) if the Company's stock is not publicly traded, the fair market value established by the Committee acting in good faith.

Section 4.3 - Commencement of Exercisability

                (a) Except as the Committee may otherwise provide, or in the case of death or disability of the Optionee, with respect to Options or common stock issued to persons which are at the time of such grant subject to Section 16 of the Securities Exchange Act of 1934 with respect to the Company, (i) no Option may be exercised in whole or in part during the six months after such Option is granted, and (ii) the Company common stock acquired under this Plan shall not be sold for at least six months after acquisition.

                (b) Subject to the provisions of Sections 4.3(a), 4.3(c) and 7.3, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option; provided, however, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Sections 4.3(a), 4.3(c) and 7.3, accelerate the time at which such Option or any portion thereof may be exercised, and provided further, that no less than 20% of each Option shall vest and be exercisable on each anniversary of the granting thereof.

                (c)  No  portion  of  an  Option  which  is   unexercisable   at
Termination of Employment shall thereafter become exercisable.

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Section 4.4 - Expiration of Options

                (a) No Incentive Stock Option may be exercised to any extent by anyone after the first to occur of the following events:

                       (i) The later of the  expiration  of ten  years  from the
                date the Option was granted (five years if the Optionee holds at the time of grant 10% or more of the Company's Common Stock) or the expiration of three years from the date of the Optionee's death; or

                       (ii) Except in the case of any  Optionee  who is disabled
                (within the meaning of Section 22(e)(3) of the Code), the expiration of three months from the date of the Optionee's Termination of Employment for any reason other than such
                Optionee's death unless the Optionee dies within said three-month period; or

                       (iii) In the case of an Optionee who is disabled  (within
                the meaning of Section 22(e)(3) of the Code), the expiration of three years from the date of the Optionee's Termination of Employment for any reason other than such Optionee's death unless the Optionee dies within said three-year period.

                (b) Subject to the provisions of Section 4.5(a), the Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable; and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Options that said Options expire immediately upon a Termination of Employment for any reason.

Section 4.5 - Accelerated Ownership Non-Qualified Options

                The committee may determine at the time of granting any Non-Qualified Option that such option should be an Accelerated Ownership Non-Qualified Stock Option ("AO Option"). AO Options shall have the same terms as Non-Qualified Options, except that should an Optionee exercise his or her AO Option, in whole or part, by delivering shares of the Company's Common Stock pursuant to Section 5.3 (b)(ii) (provided such shares have been held by Optionee for more than six months) the Optionee is thereby automatically granted an additional AO Option or Options, at the fair market value as of the date of the original AO Option grant, for a number of shares of Company Common Stock equal to the sum of the whole shares used by Optionee in payment of the Option price and the number of whole shares, if any, withheld by the Company pursuant to
Section 5.7. The additional AO Option shall be exercisable at any time from the date of grant to the expiration date of the Option to which the AO Option is related.

Section 4.6 - Reservation of Rights

                Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Employee-Optionee any right to continue in the employ of the Company or shall interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause.

Section 4.7 - Adjustments in Outstanding Options

                In the event that the outstanding shares of the stock subject to Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share; provided, however, that, in the case of Incentive Stock Options, each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company and all other interested persons.


Section 4.8 - Merger, Consolidation, Acquisition, Liquidation or Dissolution

                The  Committee  shall  provide by the terms of each Option that, upon or in connection with the merger or consolidation of the Company with or into another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock or the liquidation or dissolution of the Company, such Option shall be assumed or an equivalent option substituted by any successor corporation of the Company. The Committee may also, in its absolute discretion and on such terms and conditions as it deems appropriate, provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such merger, consolidation, acquisition, liquidation, or dissolution, that, for some period of time prior to such event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 4.3(a), Section 4.3(b), and/or any installment provisions of such Option.

Section 4.9 - Stock Appreciation Rights

                Stock appreciation rights may be granted, at the discretion of the Committee, separately or concurrently with the grant of any option granted under the Plan ("Companion Grant"). A stock appreciation right shall extend to all or a portion of the shares covered by the Companion Grant. If a stock appreciation right extends to less than all the shares covered by the Companion Grant and if a portion of the option contained in the Companion Grant is thereafter exercised, the number of shares subject to the unexercised stock appreciation right shall be reduced only if and to the extent that the remaining portion of the Option contained in the Companion Grant covers fewer shares than the unexercised stock appreciation right would otherwise cover. A stock appreciation right shall entitle the Optionee (subject to the conditions and limitations set forth below), under surrender of a then exercisable portion of the Option contained in the Companion Grant (subject to the maximum number of shares to which the stock appreciation right extends), to receive payment of an amount determined pursuant to subparagraph (b) of the following paragraph.

                Stock appreciation rights shall be subject to the following terms and to such other terms and conditions not Inconsistent with the Plan as the Committee may determine:

                (a) A stock appreciation right shall be exercisable by the Optionee only at such time or times, and to the extent, that the Option contained in the Companion Grant could have been exercised and only when the fair market value of the stock subject to the Option contained in the Companion Grant exceeds the exercise price of such option.

                (b) Upon exercise of the stock appreciation right and surrender of an exercisable portion of the Option contained in the Companion Grant, the Optionee shall be entitled to receive payment of an amount (subject to (d) below) determined by multiplying the difference obtained by subtracting the option exercise price per share of Common Stock subject to the Companion Grant from the fair market value of a share of Common Stock on the date of exercise of the stock appreciation right, by the number of shares with respect to which the stock appreciation right is exercised.

                (c) The Committee, at its sole discretion, may settle the amount determined in subparagraph (b) above solely in cash, solely in shares of Common Stock (valued as determined in subparagraph (b) above), or partly in such shares and partly in cash; provided, however, that in any event cash shall be paid in lieu of fractional shares.

                (d) The maximum amount per share which will be payable upon exercise of a stock appreciation right shall be the option exercise price of the Option contained in the Companion Grant.

                (e) An Optionee may exercise a stock appreciation right only during the third through twelfth business day following the Company's regular public release of quarterly or annual financial summary statements of sales and earnings.



Section 4.10 - Restricted Stock

                Restricted Stock may be granted, at the discretion of the Committee, separately or concurrently with the grant of any option under the Plan. In any grant of Restricted Stock, the Committee may determine the time and/or events which shall cause the Restricted Stock to vest and cease to be forfeitable. If Restricted Stock is granted on conjunction with any option, the Restricted Stock shall be canceled, on a share by share basis, upon exercise of the related option, and the option will likewise terminate upon vesting of the Restricted Stock. Restricted Stock may not be issued in connection with Incentive Stock Options.


                                                     ARTICLE V

                                                EXERCISE OF OPTIONS

Section 5.1 - Person Eligible to Exercise

                During the lifetime of the Optionee, only he or she or a legal representative thereof may exercise an Option granted to him or her, or any portion thereof. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under
Section 4.4 or Section 4.7, be exercised by his or her personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

Section 5.2 - Partial Exercise

                At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under
Section 4.4 or Section 4.7, such Option or portion thereof may be exercised in whole or in part; provided, however that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

Section 5.3 - Manner of Exercise

                An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under Section 4.4 or Section 4.7:

                (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee; and

                (b)    (i)     Full payment (in cash or by check) for the shares
 with respect to which such Option
                or portion is thereby exercised; or

                       (ii) Shares of any class of the Company's  stock owned by
                the Optionee duly endorsed for transfer to the Company with a fair market value (as determinable under Section 4.2(b)) on the date of delivery equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; or

                       (iii) With the consent of the Committee, a full recourse promissory note bearing interest
                (at least such rate as shall then preclude the imputation of interest under the Code or any successor provision) and payable upon such terms as may be prescribed by the Committee. The Committee may also prescribe the form of such note and the security to be given for such note. No Option may, however, be exercised by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

                       (iv) Any combination of the consideration provided in the foregoing subsections (i), (ii), and (iii); and

                (c) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance Including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

                (d) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

Section 5.4 - Conditions to Issuance of Stock Certificates

                The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                (a) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

                (b) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

                (c) The payment to the Company of all amounts which it is required to withhold under federal, state, or local law in connection with the exercise of the Option; and

                (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

Section 5.5 - Rights as Shareholders

                The holders of Options shall not be, nor have any of the rights or privileges of, shareholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

Section 5.6 - Transfer Restrictions

                The Committee, in its absolute discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Director, Officer, or Employee to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an Incentive Stock Option, within two years from the date of granting such Option or one year after the transfer of such shares to such Director, Officer, or Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

Section 5.7 - Withholding Tax

                Should any amount be required to be withheld for payment of taxes under the code from an Optionee with respect to the exercise of any Option, Optionee in his or her discretion may pay such withholding tax in shares of the Company's common stock, at the fair market value of such common stock on the date of payment.

Section 5.8 - Reports

                The Company shall provide to each Optionee a copy of the Company's annual report when released to the Company's stockholders.


                                                    ARTICLE VI

                                                  ADMINISTRATION

Section 6.1 - Stock Option Committee

                The Stock Option Committee shall consist of at least two Directors, appointed by and holding office at the pleasure of the Board. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board.

                After the Company's common stock becomes registered under the Securities Exchange Act of 1934, as amended, unless otherwise provided by the Board of Directors, no Options, stock appreciation rights or Restricted Stock may be granted to any member of the Stock Option Committee. No person shall be eligible to serve on the Stock Option Committee unless he is then a "disinterested person" within the meaning of Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, if and as such Rule is then in effect. This paragraph may be waived for successive six (6) month periods by the Board of Directors.

Section 6.2 - Duties and Powers of Committee

                It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options and to adopt or amend such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Committee may accelerate the exercise date of any option and determine the right of any person to exercise the rights on behalf of any Optionee. Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the basic purpose of the Plan to grant "Incentive stock options" within the meaning of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan.

Section 6.3 - Majority Rule

                The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

Section 6.4 - Compensation; Professional Assistance; Good Faith Actions

                Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities Incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company, and all other interested persons. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination, or interpretation.


                                                    ARTICLE VII

                                                 OTHER PROVISIONS

Section 7.1 - Options Not Transferable

                No Option or interest or right therein or part thereof shall be liable for the debts, contracts, or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment, or any other legal or equitable proceedings (Including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.1 shall prevent transfers by will or by the applicable laws of descent and distribution.

Section 7.2 - Amendment, Suspension or Termination of the Plan

                The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. Neither the amendment, suspension, nor termination of the Plan shall, without the consent of the holder of the Option, alter or impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the first to occur of the following events:

                (a) The expiration of ten years from the date the Plan is adopted; or

                (b) The expiration of ten years from the date the Plan is approved by the Company's shareholders under Section 7.3.

Section 7.3 - Approval of Plan by Shareholders

                This Plan will be submitted for the approval of the Company's shareholders within 12 months after the date of the Board's initial adoption of the Plan. Incentive Stock Options may be granted prior to such shareholder approval; provided, however, that such Incentive Stock Options shall not be exercisable prior to the time when the Plan is approved by the shareholders; provided, further, that if such approval has not been obtained at the end of said 12-month period, all Incentive Stock Options previously granted under the Plan shall thereupon be canceled and become null and void.

Section 7.4 - Effect of Plan Upon Other Option and Compensation Plans

                The adoption of this Plan shall not affect any other compensation or Incentive plans in effect for the Company. Nothing in this Plan shall be construed to limit the right of the Company (a) to establish any other forms of Incentives or compensation for employees of the Company or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, Including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation, or otherwise of the business, stock, or assets of any corporation, firm, or association.

Section 7.5 - Titles

                Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

                                                    *  *  *  *

                I hereby certify that the foregoing Plan was duly adopted by the Board of Directors and Stockholders of Mendocino Partners, Inc. on April 20, 1994.





                                    Jehu Hand
                                    Secretary

Corporate Seal



                                                    *  *  *  *

                              1994 STOCK OPTION PLAN OF MENDOCINO PARTNERS, INC.

                                     [FORM OF] STOCK OPTION AGREEMENT



                This Stock Option Agreement (the "Agreement") is made by and between Mendocino Partners, Inc., a Delaware corporation (the "Company"), and _______ (the "Optionee") as of the date set forth on the signature page hereto.

                                                  R E C I T A L S

                A. The Board of Directors of the Company (the "Board") has established the 1994 Stock Option Plan of the Company (the "Plan"), for the purpose of providing to Employees and Directors of the Company and others an opportunity to acquire shares of the Company's $.001 par value common stock (the "Shares"); and

                B. The Board of Directors or the Stock Option Committee of the Company's Board of Directors (the "Committee") appointed to administer the Plan has determined that it would be to the advantage and best interest of the Company and its shareholders to grant the non-qualified stock option, Incentive stock option or restricted stock grant provided for herein (the "Option") to the Optionee as an inducement to remain in the service of the Company and as an Incentive for Increased efforts during such service, and has advised the Company thereof and instructed it to issue the Option.

                                                 A G R E E M E N T

                NOW,  THEREFORE,   in  consideration  of  the  mutual  covenants
contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                                     ARTICLE I

                                                    DEFINITIONS

                Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Plan. The masculine pronoun shall Include the feminine and neuter, and the singular the plural, where the context so indicates.

Section 1.1 - Code

                "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.2 - Company

                "Company" shall mean Mendocino Partners, Inc.. In addition, "Company" shall mean any corporation assuming, or issuing new employee stock options in substitution for the Option and Incentive Stock Options (as defined in Section 1.7 of the Plan), outstanding under the Plan, in a transaction to which Section 425(a) of the Code applies.

Section 1.3 - Option

                "Option" shall mean the option to purchase $.001 par value common stock of the Company granted under this Agreement.

Section 1.4 - Plan

                "Plan" shall mean the 1994 Stock Option Plan of the Company.

Section 1.5 - Secretary

                "Secretary" shall mean the Secretary of the Company.

Section 1.6 - Securities Act

             "Securities Act" shall mean the Securities Act of 1933, as amended.

                                                    ARTICLE II

                                                  GRANT OF OPTION

Section 2.1 - Grant of Option

                In consideration of the Optionee's agreement to render faithful and efficient services to the Company and for other good and valuable consideration, on the date set forth on the Signature Page hereof (the "Date of Grant"), the Company irrevocably grants to the Optionee the option to purchase any part or all of an aggregate of the number of Shares set forth on the Signature Page hereof and upon the terms and conditions set forth in this Agreement.

Section 2.2 - Purchase Price

                The purchase price of the Shares covered by the Option shall be the amount set forth on the Signature Page hereof and shall be without commission or other charge (the "Purchase Price").

Section 2.3 - Reservation of Rights

                Nothing in the Plan or in this or any Stock Option Agreement shall confer upon the Optionee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without cause.


Section 2.4 - Adjustments in Option

                In the event that the outstanding Shares subject to the Option are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split up, stock dividend, or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which the Option, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in the Option shall be made without change in the total price applicable to the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in the Purchase Price. Any such adjustment made by the Committee shall be final and binding upon the Optionee, the Company, the Subsidiaries and all other interested persons.

                                                    ARTICLE III

                                             PERIOD OF EXERCISABILITY

Section 3.1 - Commencement of Exercisability

                (a)  The  Option  shall   become   exercisable   in   cumulative
installments as set forth on the signature page hereto.

                (b) Excluding Saturdays, Sundays, and nationally recognized holidays, if the Optionee is absent from employment for any reason other than vacation for an aggregate period exceeding sixty (60) days during the annual period between the Date of Grant and the First Anniversary Date or any successive Anniversary Date and the following Anniversary Date, then the latter Anniversary Date shall be postponed by the number of all such days of absence. This paragraph (b) shall not apply to Optionees who are Directors but not Employees of the Company.

Section 3.2 - Duration of Exercisability

                The installments provided for in Section 3.1 are cumulative. Each such installment which becomes exercisable pursuant to Section 3.1 shall remain exercisable until the expiration date set forth on the signature page of this Agreement or until it becomes unexercisable under the Plan, whichever is sooner.



Section 3.3 - Assumption of Option; Acceleration of Exercisability

                In the event of the merger or consolidation of the Company with or into another corporation, or the acquisition by another corporation or person of all or substantially all of the Company's assets or eighty percent (80%) or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, such Option shall be assumed or an equivalent option substituted by any successor corporation of the Company. The Company undertakes to make reasonable and adequate provision for such assumption or substitution of the Option upon or in connection with such merger, consolidation, acquisition, liquidation, or dissolution. The Committee may also, in its absolute discretion and upon such terms and conditions as it deems appropriate, by resolution adopted prior to such event, provide that at some time prior to the effective date of such event this Option shall be exercisable as to all of the Shares covered hereby, notwithstanding that this Option may not yet have become fully exercisable under Section 3.1.

Section 3.4 - Option Not Transferable

                Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts, or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment, or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (Including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 3.5 shall not prevent transfers by will or by the applicable laws of descent and distribution.

                                                    ARTICLE IV

                                                EXERCISE OF OPTION

Section 4.1 - Person Eligible to Exercise

                During the lifetime of the Optionee, only he or she may exercise the Option or any portion thereof. After the death of the Optionee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable, be exercised by his or her personal representative or by any person empowered to do so under the Optionee's will or under the then applicable laws of descent and distribution.

Section 4.2 - Partial Exercise

                Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under the Plan; provided, however, that each partial exercise shall be for not less than one hundred (100) Shares (or minimum installment set forth in Section 3.1, if a smaller number of Shares) and shall be for whole Shares only.

Section 4.3 - Manner of Exercise

                The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or the Secretary's office of all of the following prior to the time when the Option or such portion becomes unexercisable under the Plan:

                (a) Notice in writing signed by the Optionee or the other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Committee; and

                (b) (i) Full payment (in cash or by check) for the Shares with respect to which such Option or portion is exercised; or

                    (ii) Shares of any class of the Company's stock owned by the
                Optionee duly endorsed for transfer to the Company with a fair market value on the date of delivery equal to the aggregate Option price of the Shares with respect to which such Option or portion is thereby exercised; or

                   (iii) With the  consent  of the  Committee,  a full  recourse promissory note bearing interest (at least such rate as shall then preclude the imputation of interest under the Code or any successor provision) and payable upon such terms as may be prescribed by the Committee. The Committee may also prescribe the form of such note and the security to be given for such note. No Option may, however, be exercised by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

                    (iv) Any combination of the consideration provided in the foregoing subsections (i), (ii), and (ii);
                and

                (c) Full payment to the Company of all amounts which, under federal, state or local law, it is required to withhold upon exercise of the Option; and

                (d) In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

Section 4.4 - Conditions to Issuance of Stock Certificates

                The Shares deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued Shares or issued Shares which have then been reacquired by the Company. Such Shares shall be fully paid and non-assessable. The Company shall not be required to issue or deliver any certificate or certificates for Shares purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

                (a) The completion of any registration or other qualification of such Shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable;

                (b) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

                (c) The payment to the Company of all amounts which, under federal, state, or local law, it is required to withhold upon exercise of the Option; and

                (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

It is understood that the Shares deliverable upon exercise of the Option have been registered under the Securities Act, and the Company shall use its best efforts to keep such registration current.

Section 4.5 - Rights as Stockholder

                The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any Shares purchasable upon the exercise of any part of the Option unless and until certificates representing such Shares shall have been issued by the Company to such holder.



                                                     ARTICLE V

                                                 OTHER PROVISIONS

Section 5.1 - Administration

                The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee or the Special Committee in good faith shall be final and binding upon the Optionee, the Company, the Subsidiaries and all other interested persons. No member of the Committee or the Special Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement.

Section 5.2 - Shares to Be Reserved

                The Company shall at all times during the term of the Option reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of this Agreement.

Section 5.3 - Notices

                Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Optionee shall be addressed to him or her at the address set forth on the Signature Page hereof. By a notice given pursuant to this Section 5.3, either party may hereafter designate a different address for delivery of notices. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.3. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

Section 5.4 - Titles

                Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 5.5 - Construction

                This Agreement shall be administered, interpreted, and enforced under the laws of the State of Delaware.

                                                  SIGNATURE PAGE

                             1994 STOCK OPTION PLAN OF MENDOCINO PARTNERS, INC.


           Incentive Stock Option
                         In tandem with stock appreciation right
                         No stock appreciation right

           Non-Qualified Option
                         AO Option
                         In tandem with stock appreciation right No stock appreciation right In tandem with Restricted Stock No Restricted Stock

           Restricted stock grant without accompanying option

Purchase Price:

Number of Shares:

Vesting:   Immediate as to the entire option.

Expiration:

           I have read the Stock Option Agreement indicated above which was adopted for use in connection with the 1994 Stock Option Plan. As Optionee, I hereby agree to all of the terms of the Agreement.

Date of Grant: ___________
                                  Optionee Name




                                                                   Address

             Optionee Social Security Number or Taxpayer Identification
                                                     Number:




                                                             Optionee Signature

The Company hereby agrees to all of the terms of the Agreement.

                            MENDOCINO PARTNERS, INC.


                                                     By:

                                                     Its: